SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 6, 2012

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place

Santa Ana, CA 92705

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On March 6, 2012, the Human Resources Committee of the Board of Directors (the “Committee”) of Ingram Micro Inc. (“Ingram Micro”) approved and established the target annual bonus incentive awards and target long-term equity-based incentive awards, including the related performance objectives for these performance-based awards, for each of Ingram Micro’s named executive officers for Ingram Micro’s 2012 fiscal year.

These target bonus incentive awards and target long-term equity-based incentive awards are based upon the achievement of certain pre-established financial performance goals established by the Committee. No awards will be earned if threshold performance levels are not met; however, amounts actually earned could be increased up to a defined maximum if actual performance exceeds pre-established targeted financial goals.

The Committee also approved a one-time cash bonus award in the amount of S$210,000 (approximately US$167,160) to Shailendra Gupta, Senior Executive Vice President and President, Asia Pacific in recognition of his continued support and leadership in driving the business in the region in spite of the challenges faced.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment of Bylaws.

On March 6, 2012, the Board of Directors also approved amendments to Ingram Micro’s Bylaws, effective the same date, to allow the Board to take actions through electronic voting. A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.1, the text of which is incorporated by reference herein.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)	Amendment of Code of Conduct.

On March 6, 2012, the Board also approved an amended and restated Code of Conduct, incorporating minor revisions relating to corporate social responsibility and Ingram Micro’s support of laws prohibiting all forms of forced or compulsory labor. The description of the changes to the Code of Conduct set forth above is qualified in its entirety by reference to the full and complete terms of the amended and restated Code of Conduct, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws, amended and restated as of March 6, 2012

14.1	Code of Conduct, amended and restated as of March 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd
Name:	Larry C. Boyd
Title:	Executive Vice President, Secretary
and General Counsel

Date: March 8, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws, amended and restated as of March 6, 2012

14.1	Code of Conduct, amended and restated as of March 6, 2012